[***] Confidential portions of this document have been redacted and filed separately with the Commission.

Exhibit 10.25.3

AMENDMENT NO. 4 TO PRICING LETTER

and

AMENDMENT NO. 3 TO THE MASTER REPURCHASE AGREEMENT

Amendment No. 4 to Pricing Letter and Amendment 3 to the Master Repurchase Agreement (this “Amendment”) dated as of September 25, 2012, among UBS REAL ESTATE SECURITIES INC. (the “Buyer”), and LOANDEPOT.COM, LLC (the “Seller”).

RECITALS

The Buyer and Seller are parties to a certain Master Repurchase Agreement, dated as of March 14, 2012 (as amended by Amendment No. 1, dated as of April 26, 2012 and Amendment No. 2, dated as of July 27, 2012, the “Existing Repurchase Agreement, as subsequently amended by this Amendment, as may be amended from time to time, the “Repurchase Agreement”), and the Buyer and Seller are parties to that certain Pricing Letter, dated as of March 14, 2012 (as amended by Amendment No. 1, dated as of April 26, 2012, Amendment No. 2, dated as of June 18, 2012 and Amendment No. 3, dated as of July 27, 2012, the “Existing Pricing Letter”; as subsequently amended by this Amendment, as may be amended from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Pricing Letter and Repurchase Agreement.

The Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Pricing Letter and the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Pricing Letter and the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Amendments.

(a) Section 1 of the Existing Pricing Letter is hereby amended as follows:

The definitions of Maximum Aggregate Purchase Price and Minimum Balance Requirements are deleted in their entirety and replaced as follows:

“Maximum Aggregate Purchase Price” shall mean $200,000,000.”

“Minimum Balance Requirement” shall mean $[***].”

(b) Section 4(i) of the Existing Pricing Letter is hereby deleted in its entirety and replaced as follows:

“Maintenance of Tangible Net Worth. Seller shall maintain a Tangible Net Worth plus Subordinated Debt with maturities in excess of one (1) year of not less than $25,000,000.”

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

(c) Section 4(iv) of the Existing Pricing Letter is hereby deleted in its entirety and replace as follows:

“Maintenance of Liquidity. Seller shall ensure that, as of the end of each calendar month, it has cash and Cash Equivalents (excluding Restricted Cash or cash pledged to any person), in an amount not less than $7,000,000.”

(d) Schedule 1 of the Existing Pricing Letter shall be amended by deleting the language set forth in the box entitled Asset Value for Agency Security and replaced as follows:

“The lesser of (a) [***] and (b) the lesser of (i) [***] and (ii) [***].”

(e) The definition of Tangible Net Worth set forth in Section 2 of the Existing Repurchase Agreement is hereby deleted in its entirety and replaced as follows:

““Tangible Net Worth” shall mean, as of the date of determination, such Person’s

(a) stockholder equity less any unacceptable assets, as calculated in accordance with HUD’s Lender Assessment Subsystem (LASS) 5.0.0.0, as the same may be amended, modified or otherwise supplemented from time to time, less (1) Restricted Cash not held by Buyer which does not have an offsetting liability on such Person’s balance sheet and (2) the Capitalized Mortgage Servicing Rights, plus the lesser of (a) the product of (i) the weighted average servicing fee due to the Servicer on all Capitalized Mortgage Servicing Rights, (ii) the unpaid principal balance of the loans serviced as of the date of determination and (iii) 3, and (b) the Capitalized Mortgage Servicing Rights represented on such Person’s most recent balance sheet as of the date of determination.

SECTION 2. Conditions Precedent. This Amendment shall become effective on the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(i) this Amendment, executed and delivered by duly authorized officers, as applicable, of the Buyer and Seller; and

(ii) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3. Ratification of Agreement. As amended by this Amendment, the Existing Pricing Letter and the Existing Repurchase Agreement are in all respects ratified and confirmed and the Existing Pricing Letter and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 4. Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement. Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement and the Existing Pricing Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms, provided, however, that Exhibit A (Compliance Certificate) to the Existing Pricing Letter shall be deemed amended to reflect the changes to the financial covenants set forth in this Amendment.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 7. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

SECTION 8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Seller and Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS REAL ESTATE SECURITIES INC., as Buyer

By:
	Name:	ARI LASH
	Title:	DIRECTOR

By:
	Name:	MICHAEL ZOCCOLI
	Title:	DIRECTOR

LOANDEPOT.COM, LLC, as Seller

By:
Name:
Title:

IN WITNESS WHEREOF, the Seller and Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS REAL ESTATE SECURITIES INC., as Buyer

By:
Name:
Title:

By:
Name:
Title:

LOANDEPOT.COM, LLC, as Seller

By:
	Name:	John Lee
	Title:	CFO